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Exhibit 10.1

EDWARDS LIFESCIENCES CORPORATION

3.875% Convertible Senior Debentures due 2033

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 9, 2003, by and between Edwards Lifesciences Corporation, a Delaware corporation (the "Company"), and J.P. Morgan Securities Inc., as representative (the "Representative") of the initial purchasers (the "Initial Purchasers"), pursuant to the Purchase Agreement (the "Purchase Agreement"), dated as of May 6, 2003, between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

        1.     Certain Definitions.

        For purposes of this Agreement, the following terms shall have the following meanings:

          (a)   "Affiliate" means, with respect to any specified Person, an "affiliate" as defined in Rule 144 (as such Rule is in effect on the date of this Agreement) of such Person.

          (b)   "Agreement" has the meaning specified in the first paragraph of this Agreement.

          (c)   "Applicable Conversion Price" means, as of any date of determination, the Conversion Price in effect as of such date of determination or, if no Debentures are then outstanding, the Conversion Price that would be in effect were Debentures then outstanding.

          (d)   "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

          (e)   "Change in Control Purchase Date" has the meaning set forth in the Indenture.

          (f)    "Change in Control Purchase Price" has the meaning set forth in the Indenture.

          (g)   "Closing Date" means May 9, 2003.

          (h)   "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (i)    "Company" has the meaning specified in the first paragraph of this Agreement.

          (j)    "Conversion Price" shall have the meaning assigned such term in the Indenture.

          (k)   "Debentures" means the Company's 3.875% Convertible Senior Debentures due 2033 issued under the Indenture.

          (l)    "Deferral Notice" has the meaning assigned thereto in Section 3(b).

          (m)  "Deferral Period" has the meaning assigned thereto in Section 3(b).

          (n)   "Effective Period" has the meaning assigned thereto in Section 2(a).

          (o)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (p)   "Holder" means each registered holder, from time to time, of Registrable Securities (including the Initial Purchasers).

          (q)   "Indenture" means the Indenture, dated as of May 9, 2003, between the Company and JPMorgan Chase Bank, as Trustee, pursuant to which the Debentures are being issued.

          (r)   "Initial Placement" means the sale of the Securities by the Company to the Initial Purchasers pursuant to the terms of the Purchase Agreement.

          (s)   "Initial Purchasers" has the meaning specified in the first paragraph of this Agreement.

          (t)    "Liquidated Damages" has the meaning assigned thereto in Section 2(e).

          (u)   "Liquidated Damages Payment Date" has the meaning assigned thereto in Section 2(e) of this Agreement.

          (v)   "Losses" has the meaning assigned thereto in Section 6(d).

          (w)  "Material Event" has the meaning assigned thereto in Section 3(b).

          (x)   "Majority Holders" shall mean, on any date, Holders of the majority of the Shares constituting Registrable Securities; for the purposes of this definition, Holders of Debentures constituting Registrable Securities shall be deemed to be the Holders of the number of Shares into which such Debentures are or would be convertible as of such date.

          (y)   "NASD" shall mean the National Association of Securities Dealers, Inc.

          (z)   "NASD Rules" shall mean the Conduct Rules and the By-Laws of the NASD.

          (aa) "Notice and Questionnaire" means a written notice signed and completed by the applicable Holder and delivered to the Company in substantially the same form and containing all of the information called for by the form of selling securityholder notice and questionnaire attached as Annex A to the Offering Memorandum.

          (bb) "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company and has provided the Company with any additional information required to be provided pursuant to Section 4 of this Agreement on or prior to such date; provided that a Holder shall cease to be a Notice Holder at such time as such Holder no longer holds Registrable Securities.

          (cc) "Offering Memorandum" means the Offering Memorandum, dated May 6, 2003, relating to the offer and sale of the Securities.

          (dd) "Person" means a corporation, association, partnership, limited liability company, trust, business, individual, government or political subdivision thereof or governmental agency.

          (ee) "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          (ff)  "Purchase Agreement" has the meaning specified in the first paragraph of this Agreement

          (gg) "Purchase Date" has the meaning set forth in the Indenture.

          (hh) "Purchase Price" has the meaning set forth in the Indenture.

          (ii)   "Redemption Date" has the meaning set forth in the Indenture.

          (jj)   "Redemption Price" has the meaning set forth in the Indenture.

          (kk) "Registrable Securities" means the Securities; provided, however, that any Securities shall cease to be Registrable Securities upon the earliest of the following: (i) a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the Holder or owner thereof pursuant to such effective registration statement; (ii) such Securities are sold or otherwise transferred to the public pursuant to Rule 144; (iii) expiration of the holding period that would be applicable to such Securities under Rule 144(k) assuming they were not held by an Affiliate of the Company; or (iv) such Securities shall cease to be outstanding (including, in the case of the Debentures, upon conversion into Shares).

          (ll)   "Registration Default" has the meaning assigned thereto in Section 2(e).

          (mm) "Registration Expenses" has the meaning assigned thereto in Section 5.

          (nn) "Representative" has the meaning set forth in the first paragraph of this Agreement.

          (oo) "Rule 144," "Rule 405" and "Rule 415" means, in each case, such rule as promulgated under the Securities Act and any successor to such rule.

          (pp) "Securities" means, collectively, the Debentures and the Shares.

          (qq) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (rr)  "Shares" means the shares of common stock of the Company, par value $1.00 per share, into which the Debentures are convertible or that have been issued upon conversion of Debentures into such common stock of the Company.

          (ss)  "Shelf Registration Statement" means the shelf registration statement referred to in Section 2(a), and any subsequent shelf registration statement filed by the Company for purposes of registering the resale of any or all of the Registrable Securities, in each case as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Shelf Registration Statement.

          (tt)  "Staff" means the staff of the Commission.

          (uu) "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          (vv) "Trustee" shall have the meaning assigned such term in the Indenture.

        Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

        2.     Registration Under the Securities Act.

          (a)   The Company agrees to use its reasonable best efforts to file under the Securities Act no later than the 90th day after the Closing Date, a shelf registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. Anything in this Agreement to the contrary notwithstanding, in no event shall the method of distribution of any Registrable Securities take the form of an underwritten offering without the prior written agreement of the Company. The Company agrees to use commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective under the Securities Act not later than the 180th day after the Closing Date, and, subject to the rights of the Company under Section 3(b) to create a Deferral Period, to use commercially reasonable efforts to keep such Shelf Registration Statement effective until the earlier of (i) the second anniversary of the Closing Date and (ii) such time as there are no longer any Registrable Securities outstanding (the "Effective Period"). None of the Company's securityholders (other than Holders of Registrable Securities who have provided to the Company a Notice and Questionnaire as provided in this Agreement and complied with the other applicable provisions of this Agreement) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

          (b)   The Company further agrees that it shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, to comply in all material respects with the applicable requirements of the Securities Act. If the Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall, subject to the rights of the Company under Section 3(b) to create a Deferral Period, use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file one or more additional Shelf Registration Statements covering all or any of the Registrable Securities.

          (c)   The Company shall supplement and amend the Shelf Registration Statement and the related Prospectus if required by the Securities Act or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

          (d)   Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d), Section 3(b) and Section 4 and, without limiting the foregoing, it will comply with all of the other provisions of this Agreement applicable to such Holder. Each Holder of Registrable Securities wishing to include Registrable Securities in the Shelf Registration Statement and to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus must deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is reasonably practicable after the date a Notice and Questionnaire is delivered by a Holder of Registrable Securities, together with any other information that such Holder is required to provide pursuant to Section 4 of this Agreement, (i) file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated or deemed to be incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement or the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities (subject to the rights of the Company under Section 3(b) to create a Deferral Period) in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment, if any, to be declared effective under the Securities Act as promptly as reasonably practicable; (ii) provide such Holder copies of the Prospectus naming such Holder as a selling securityholder; and (iii) notify such Holder as promptly as reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment, if any, filed pursuant to Section 2(d)(i) to include such Holder in the Shelf Registration Statement or such Prospectus; provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above as promptly as reasonably practicable upon expiration of the Deferral Period in accordance with Section 3(b) of this Agreement. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d). In the event that a Holder delivers a Notice and Questionnaire to the Company after effectiveness of the initial Shelf Registration Statement and the Company subsequently files a post-effective amendment to the Shelf Registration Statement in order to permit such Notice Holder to be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus and to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities, then, anything in this Agreement to the contrary notwithstanding, the Company shall have no liability as a result of any delay in such post-effective amendment being declared effective under the Securities Act, except for a failure by the Company to use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act.

          (e)   If any of the following events (any such event a "Registration Default") shall occur and be continuing, then liquidated damages (the "Liquidated Damages") shall become payable, in the case of clauses (i) and (ii) below, to Holders of Registrable Securities and, in the case of clause (iii) below, after the Shelf Registration Statement has been declared effective by the Commission, to Notice Holders who hold Registrable Securities and who are named as selling securityholders in the Prospectus, in respect of the Registrable Securities as follows:

            (i)    if the Shelf Registration Statement is not filed with the Commission on or prior to the 90th day following the Closing Date, then commencing on the 91st day after the Closing Date, Liquidated Damages shall accrue on the principal amount of the outstanding Debentures that are Registrable Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such 91st day and at a rate of 0.50% per annum thereafter; or

            (ii)   if the Shelf Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Date, then commencing on the 181st day after the Closing Date, Liquidated Damages shall accrue on the principal amount of the outstanding Debentures that are Registrable Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such 181st day and at a rate of 0.50% per annum thereafter; or

            (iii)  if the aggregate duration of Deferral Periods in any applicable three-month or twelve-month period exceeds the number of days permitted in respect of such period pursuant to Section 3(b) of this Agreement, then commencing on the day that the aggregate duration of Deferral Periods in such period exceeds the number of days permitted in respect of such period pursuant to Section 3(b), Liquidated Damages shall accrue on (A) the principal amount of the outstanding Debentures that (1) are Registrable Securities and (2) are owned by Notice Holders named as selling securityholders in the Shelf Registration Statement or the related Prospectus, and (B) on the Applicable Conversion Price of any outstanding Shares that (1) are Registrable Securities and (2) are owned by Notice Holders named as selling securityholders in the Shelf Registration Statement or the related Prospectus, at a rate of 0.25% per annum for the first 90 days from and including the date on which the aggregate duration of Deferral Periods in such period exceeds the number of days permitted in respect of such period pursuant to Section 3(b) hereof and at a rate of 0.50% per annum thereafter;

    provided, however, that the rate per annum at which Liquidated Damages are payable shall in no event exceed 0.50% per annum in the aggregate and Liquidated Damages shall not be payable under more than one clause above for any given period of time, except that if Liquidated Damages would be payable under more than one clause above, but at a rate of 0.25% per annum under one clause and at a rate of 0.50% per annum under the other, then the Liquidated Damages rate shall be the higher rate of 0.50% per annum; provided further, however, that (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of clause (ii) above), or (3) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(b) of this Agreement to be exceeded (in the case of clause (iii) above), Liquidated Damages payable on the Registrable Securities as a result of such clause shall cease to accrue. For the avoidance of doubt, Liquidated Damages shall accrue from and including the date on which a Registration Default occurs to, but excluding, the date on which such Registration Default is cured or ceases to exist. Anything in this Agreement to the contrary notwithstanding, (w) Liquidated Damages shall not be payable in respect of any Securities that are not Registrable Securities (and a Notice Holder's right to receive, and the Company's obligation to pay, Liquidated Damages, if any, in respect of any Securities will terminate when such Securities cease to be Registrable Securities); (x) no Liquidated Damages shall be payable pursuant to clause (iii) above unless and until the Shelf Registration Statement shall have been declared effective by the Commission; (y) no Liquidated Damages shall be payable pursuant to clause (iii) above in respect of any Notice Holder's Registrable Securities unless and until such time as (i) such Notice Holder has been named as a selling securityholder in the Shelf Registration Statement or the related Prospectus with respect to such Registrable Securities (unless the failure of such Notice Holder to be named as a selling securityholder in the Shelf Registration Statement or the related Prospectus results from a breach by the Company of its obligations under this Agreement) and (ii) if required by the Securities Act or by any applicable no-action letter or telephone interpretation of the Staff or by comments from the Staff, a post-effective amendment filed by the Company to the Shelf Registration Statement to name such Notice Holder as a selling securityholder in the Shelf Registration Statement or the related Prospectus shall have been declared effective by the Commission (unless the failure of any such post-effective amendment to be declared effective results from the failure by the Company to use commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission); and (z) the Company shall not be obligated to pay any Liquidated Damages as of any date or for any period subsequent to the Effective Period.

        Accrued and unpaid Liquidated Damages on the Securities, if any, will be payable in cash on May 15 and November 15 of each year (the "Liquidated Damages Payment Date") to holders of record of outstanding Registrable Securities on the immediately preceding May 1 or November 1, as the case may be; provided, however, that if any Debentures are called for redemption on a Redemption Date or are surrendered for repurchase by the Company at the option of the Holders on a Purchase Date or Change in Control Purchase Date, and if such Redemption Date, Purchase Date or Change in Control Purchase Date is not a Liquidated Damages Payment Date, then accrued and unpaid Liquidated Damages on the principal amount of Debentures being so redeemed or repurchased shall be paid to the Persons entitled to receive the Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be. If any Liquidated Damages Payment Date falls on a day that is not a Business Day, the required payment will be made on the next succeeding Business Day and no interest or additional Liquidated Damages will accrue on that payment for the period from and after the Liquidated Damages Payment Date to the date of that payment on such next succeeding Business Day. The Company may, at its option, pay Liquidated Damages by check mailed to the registered addresses of the Persons entitled thereto or by wire transfer to a bank account maintained by or on behalf of the payee. For purposes of computing the amount of Liquidated Damages payable on any Liquidated Damages Payment Date in respect of any Shares that are Registrable Securities, the Applicable Conversion Price shall be determined as of the May 1 or November 1, as the case may be, immediately preceding such Liquidated Damages Payment Date and such Applicable Conversion Price shall be deemed to have been in effect on each day of the period as to which the Liquidated Damages payable on such Liquidated Damages Payment Date are being calculated or, if Liquidated Damages shall be payable on any date that is not a Liquidated Damages Payment Date, then the Applicable Conversion Price shall be determined as of the 15th calendar day (whether or not a Business Day) immediately preceding such payment date and such Applicable Conversion Price shall be deemed to have been in effect on each day of the period as to which the Liquidated Damages payable on such payment date are being calculated. On such date as all Registration Defaults requiring the payment of Liquidated Damages by the Company to the Holders of Registrable Securities pursuant to this Section shall have been cured or shall cease to exist, the accrual of Liquidated Damages will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Liquidated Damages by the Company). Liquidated Damages shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

        The Trustee shall be entitled, on behalf of Holders of Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages. Anything in this Agreement to the contrary notwithstanding, the sole and exclusive remedy of a Holder of Registrable Securities with respect to any Registration Default shall be Liquidated Damages set forth in this Section 2(e).

        The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

        3.     Registration Procedures.

        The following provisions shall apply to the Shelf Registration Statement filed pursuant to Section 2:

          (a)   The Company shall:

            (i)    prepare and file with the Commission a registration statement with respect to the shelf registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Registrable Securities (provided, however, that such method or method of distribution shall not include an underwritten public offering unless the Company shall consent thereto in writing), and use commercially reasonable efforts to cause such registration statement to become effective in accordance with Section 2(a) above;

            (ii)   before filing any Shelf Registration Statement or Prospectus (other than any documents incorporated or deemed to be incorporated by reference in the Shelf Registration Statement or the Prospectus and other than amendments and supplements the sole purpose of which is to name additional selling securityholders or to change information with respect to selling securityholders) with the Commission, deliver, including, without limitation, delivery by fax, to the Representative copies of all such documents proposed to be filed and use commercially reasonable efforts to reflect such comments as the Representative reasonably shall provide to the Company within two (2) Business Days of the delivery of such copies to the Representative;

            (iii)  subject to Section 3(b) of this Agreement, use commercially reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement (other than documents incorporated or deemed to be incorporated by reference therein) and file with the Commission any other required document as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effective Period; use commercially reasonable efforts to cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act if required by law; and use commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Securities covered by such Shelf Registration Statement during the Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented (provided, however, that such method or method of distribution shall not include an underwritten public offering unless the Company shall consent thereto in writing);

            (iv)  as promptly as reasonably practicable give notice to the Notice Holders of Registrable Securities (A) when such Shelf Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus (other than documents incorporated or deemed to be incorporated by reference therein) or post-effective amendment has been filed with the Commission, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, which notice (solely in the case of the issuance of such a stop order) shall state that it constitutes as Deferral Notice (in accordance with Section 3(b) hereto), and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose;

            (v)   subject to Section 3(b), prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use commercially reasonable efforts to register or qualify (unless exempt from such registration or qualification) or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other commercially reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

            (vi)  use commercially reasonable efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date or, if a Deferral Period is in effect, as promptly as reasonably practicable after the Deferral Period;

            (vii) if reasonably requested by the Representative or any Notice Holder holding Registrable Securities, as promptly as reasonably practicable incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement, or any documents incorporated or deemed to be incorporated by reference therein, such information as the Representative or such Notice Holder shall, on the basis of a written opinion of nationally-recognized counsel experienced in such matters (a copy of which shall be delivered to the Company), determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment, or any documents incorporated or deemed incorporated by reference therein; provided, that the Company shall not be required to take any actions under this Section 3(a)(vii) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law or required to comply with applicable law;

            (viii) during the Effective Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus (as then amended or supplemented, if applicable) by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein;

            (ix)  comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 50 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods;

            (x)   provide CUSIP numbers for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the Trustee for the Debentures and the transfer agent for the Shares with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company;

            (xi)  until the expiration of two years after the Closing Date, the Company will not, and will not permit any "affiliates" (as defined in Rule 144) of the Company that the Company controls to, and will use commercially reasonable efforts to cause its other "affiliates" (as so defined) not to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act; and

            (xii) use commercially reasonable efforts to cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

          (b)   Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement, (B) the occurrence or existence of any event or any condition (a "Material Event") as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any circumstances relating to the possible acquisitions or business combinations or other transactions, business developments or any other events or conditions that, in the sole and absolute discretion of the Company, makes it advisable to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company (i) will in the case of clause (B) above, subject to the third sentence of this paragraph, as promptly as reasonably practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or a document incorporated or deemed to be incorporated therein by reference or file any other required document that would be incorporated or deemed to be incorporated by reference into such Shelf Registration Statement or Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the third sentence of this paragraph, use commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) will give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended and that they must immediately discontinue the sale or other disposition of Registrable Securities pursuant to the Shelf Registration Statement and the use of the related Prospectus (a "Deferral Notice"). Each Holder agrees that, upon receipt of any Deferral Notice, such Holder will not sell or otherwise transfer (and will cause any broker, dealer or agent acting on its behalf not to sell or otherwise transfer) any Securities pursuant to the Shelf Registration Statement or the related Prospectus or deliver or otherwise use (and will cause any broker, dealer or agent acting on its behalf not to deliver or otherwise use) the Prospectus in connection with any offers or sales of Registrable Securities or otherwise, until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, together with written notice from the Company that sales of Registrable Securities pursuant to the Shelf Registration Statement may be resumed using such amended or supplemented Prospectus, or until it is advised in writing by the Company that sales of Registrable Securities pursuant to the Shelf Registration Statement may be resumed using the then current Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as reasonably practicable, (y) in the case of clause (B) above, as soon as, in the sole and absolute discretion of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as is reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as, in the sole and absolute discretion of the Company, such suspension is no longer advisable. The period during which the Company may require Notice Holders to discontinue the sale or other disposition of Registrable Securities pursuant to the Shelf Registration Statement and the availability of the Shelf Registration Statement and the related Prospectus may be suspended, without the Company incurring any obligation to pay Liquidated Damages pursuant to this Agreement, shall not be more than 45 days (which need not be consecutive) in the aggregate in any three month period or 120 days (which need not be consecutive) in the aggregate in any twelve month period. Anything in this Agreement to the contrary notwithstanding, the Company shall not be required to provide any information to Holders as to the nature of any event or condition described in the first sentence of this Section 3(b). Any period during the which the availability of the Shelf Registration Statement and the related Prospectus is suspended is called a "Deferral Period."

        4.     Holder's Obligations.

        Each Holder, by acquisition of the Registrable Securities, is deemed to have agreed that such Holder of Registrable Securities shall not be entitled to be named as a selling securityholder in the Shelf Registration Statement or the Prospectus, to sell any of such Registrable Securities pursuant to the Shelf Registration Statement or to receive a Prospectus, unless such Holder has furnished the Company with a Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and any additional information that such Holder is required to provide to the Company pursuant to this Section 4. Each Notice Holder agrees to furnish as promptly as is reasonably practicable to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law or pursuant to comments from the Staff. Each Holder further agrees not to sell or otherwise transfer any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus (as then amended or supplemented if applicable) to the purchaser thereof (at or prior to the time required by the Securities Act or Exchange Act, as applicable) and, following termination of the Effective Period, to notify the Company, within 10 business days of a request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company may assume that all of the Holder's Registrable Securities were so sold.

        In addition, each Holder further is deemed to have further agreed that:

          (a)   Upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any broker, dealer or other agent acting on their behalf to forthwith discontinue) the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities and delivery of the Prospectus until such Holder shall have received written notice from the Company to the effect that sales of Registrable Securities pursuant to the Shelf Registration Statement may be resumed and, if applicable, a copy of the applicable supplemented or amended Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus at the time of receipt of such notice;

          (b)   If so directed by the Company in respect of Registrable Securities as to which any Shelf Registration Statement pursuant to Section 2(a) has been or is being filed, such Holder shall furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time request in writing, but only to the extent that such information is required in order to comply with the Securities Act or comments from the Staff. Each such Holder agrees to notify as promptly as reasonably practicable the Company of any inaccuracy or change in information previously furnished by or relating to such Holder to the Company (whether in the Notice of Questionnaire or otherwise) or of the occurrence of any event as a result of which any Prospectus contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities or omits or would omit to state any material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that the Shelf Registration Statement and such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

          (c)   Such Holder shall discontinue (and cause any broker, dealer or other agent acting on its behalf to discontinue) the use of the Prospectus upon the earlier of (i) the end of the Effective Period and (ii) such time as such Holder no longer owns or holds any Registrable Securities that have been registered pursuant to the Shelf Registration Statement.

        5.     Registration Expenses.

        The Company agrees to bear and to pay or cause to be paid all expenses incident to the Company's performance of or compliance with Sections 2 and 3 this Agreement, including (a) all Commission registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and Blue Sky laws referred to in Section 3(a)(v) hereof, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing and the certificates representing the Securities or other documents relating thereto, (d) fees and disbursements of the Trustee under the Indenture, and of the registrar and transfer agent for the Shares, and (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (collectively, the "Registration Expenses"). Notwithstanding the foregoing, each Holder of the Registrable Securities being registered shall pay all brokers and dealers fees and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holder in connection therewith.

        6.     Indemnification and Contribution.

        (a)   The Company agrees to indemnify and hold harmless each Notice Holder of Registrable Securities covered by any Shelf Registration Statement and each Person who controls any such Notice Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities (including, without limitation, but subject to Section 6(c) below, reasonable fees and disbursements of legal counsel and other expenses reasonably incurred by such indemnified person in connection with defending or investigating any suit, action or proceeding or any claim asserted), to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof or any amendment thereof of supplement thereto, in the Prospectus or any amendment or supplement thereto (if the Company shall have furnished any such amendments or supplements), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to any Holder specifically for inclusion therein; and provided, further, that the foregoing indemnity with respect to any Prospectus (or any amendment or supplement thereto) shall not inure to the benefit of any indemnified party (or to the benefit of any person controlling such indemnified party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in the Prospectus (or any amendment or supplement thereto) is eliminated or remedied in a subsequent Prospectus (or any subsequent amendment or supplement thereto) and a copy of such subsequent Prospectus (or such subsequent amendment or supplement, as the case may be) shall not have been furnished to such person within the time required by the Securities Act, so long as the Company shall have delivered a copy of such subsequent Prospectus (or such subsequent amendment or supplement thereto, as the case may be) to such indemnified party in a timely manner. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

        (b)   Each Holder of Securities covered by the Shelf Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

        (c)   Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) above, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above or the contribution obligation, if any, provided in paragraph (d) below. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (including one separate local counsel), and the indemnifying party shall bear the reasonable fees and disbursements of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party shall have given written notice to the indemnifying party of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying parties will not be liable for the fees and disbursements of more than one separate firm of legal counsel (together with one firm of local counsel) for all indemnified parties. In the event that the indemnified party shall have the right to employ separate counsel (including local counsel) as provided above, then, in the case of the indemnified parties pursuant to paragraph (a) above, such counsel shall be selected by the Majority Holders and, in the case of the indemnified party pursuant to paragraph (b) above, such counsel shall be selected by the Company. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d)   To the extent that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including, subject to paragraph (c) above, reasonable fees and disbursements of counsel and other expenses reasonably incurred by such indemnified party in connection with investigating or defending such loss, claim, liability, damage or action) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds received by the Company from the Initial Placement (before deducting expenses) as set forth in the Offering Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total discounts and commissions from the Initial Placement as set forth in the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Securities Act. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person who controls a Notice Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Notice Holder, and each Person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

        (e)   The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified Persons referred to in this Section 6, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

        7.     Rule 144

        The Company covenants that, if at any time before the end of the Effective Period the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the written request of any Holder of Registrable Securities in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report required to be filed and filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

        8.     Inconsistent Agreements.

        The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflict with the provisions hereof.

        9.     Miscellaneous.

        (a)   Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Majority Holders of the Registrable Securities at the time outstanding.

        (b)   Notices. Except as otherwise provided herein, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, the day after having been sent by courier providing for overnight delivery, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) or, in the case of notice to the Representative pursuant to Section 3(a)(ii) when sent by telecopy (if receipt thereof is confirmed by telephone) or to any Holder or owner of Securities, when sent by telecopy (if receipt thereof is confirmed by telephone) or by email (if receipt is confirmed by telephone or overnight delivery of such email transmission), in each case as follows:

          (i)    If to the Company, to it at One Edwards Way, Irvine, California 92614, Attention: Corporate Vice President, General Counsel and Secretary or, if by telecopy, at (949) 250-6868;

          (ii)   If to the Representative of the Initial Purchasers, to the address set forth in the Purchase Agreement or, if by telecopy, to the attention of the Syndicate Department at (212) 622-2071; and

          (iii)  If to a Holder, to the address, telecopy number or email address of such Holder set forth in any security register, the Notice and Questionnaire or other records of the Company, the Trustee or the transfer agent, or, in the case of the Company and the Initial Purchasers, to such other address as the Company or the Initial Purchasers may have furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        (c)   Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effective Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to pay Liquidated Damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effective Period, each of which shall remain in effect in accordance with its terms.

        (d)   Successors. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Agreement.

        (e)   Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        (f)    Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (g)   Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        (h)   Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, then, to the extent permitted by applicable law, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

        (i)    Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[SIGNATURE PAGE FOLLOWS]

        Agreed to and accepted as of May 9, 2003.

Very truly yours, EDWARDS LIFESCIENCES CORPORATION
			By:	/s/ Corinne H. Lyle
			Name:	Corinne H. Lyle
			Title:	Corporate Vice President, Chief Financial Officer and Treasurer
J.P. MORGAN SECURITIES INC.
By:	J.P. Morgan Securities Inc., Acting one behalf of itself and as Representative of the Initial Purchasers
By:	/s/ Carol Schafer
	Name:	Carol Schafer
	Title:	Managing Director

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EDWARDS LIFESCIENCES CORPORATION 3.875% Convertible Senior Debentures due 2033 REGISTRATION RIGHTS AGREEMENT